EXHIBIT 32.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of PharmaFrontiers Corp. (the "Company") on Form 10-QSB for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bill Rouse, Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 15, 2004

By: /s/ Bill Rouse
-----------------------------------
Bill Rouse, Chief Financial Officer